Exhibit 99.1

FOR IMMEDIATE RELEASE	Press Contact:
Drew Konop
VP, Investor Relations & Corporate Development
Email: investors@revgroup.com
Phone: 1-888-738-4037 (1-888-REVG-037)

REV Group Appoints Mark A. Skonieczny Jr. Chief Financial Officer as Dean Nolden Departs

Milwaukee, WI – June 15, 2020 - REV Group, Inc. (NYSE:REVG), a leading manufacturer of specialty vehicles announced today that Dean Nolden is stepping down as CFO. Replacing Mr. Nolden, the company appointed Mark A. Skonieczny chief financial officer effective June 13, 2020. Mr. Skonieczny was most recently Vice President and Corporate Controller of Adient PLC. Prior to that, Mr. Skonieczny spent 17 years at Johnson Controls in a variety of financial roles including Vice President of Corporate Development, Vice President of Finance, Global Aftermarket -Power Solutions, Vice President of Finance, Middle East, Latin America and NA Systems- Building Efficiency, and Assistant Corporate Controller.

“I am pleased to welcome Mark to our leadership team,” said Rod Rushing, President and Chief Executive Officer of REV Group, Inc. “Mark brings a broad set of experiences in leading financial teams within industrial manufacturing companies including driving operational change and leading transformational portfolio initiatives. I am certain that Mark will have an immediate impact to our business and accelerate our efforts to become a top performing industrial company.”

As CFO, Skonieczny will lead REV Group, Inc.’s financial organization and be responsible for accounting, treasury, financial planning and analysis, tax, corporate development and investor relations.

Skonieczny holds a bachelor’s degree in accounting from Michigan State University and began his career as a Certified Public Accountant with Coopers & Lybrand LLP.

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About REV Group, Inc.

REV Group (REVG) is a leading designer, manufacturer, and distributor of specialty vehicles and related aftermarket parts and services. We serve a diversified customer base, primarily in the United States, through three segments: Fire & Emergency, Commercial, and Recreation. We provide customized vehicle solutions for applications, including essential needs for public services (ambulances, fire apparatus, school buses, and transit buses), commercial infrastructure (terminal trucks and industrial sweepers) and consumer leisure (recreational vehicles). Our diverse portfolio is made up of well-established principal vehicle brands, including many of the most recognizable names within their industry. Several of our brands pioneered their specialty vehicle product categories and date back more than 50 years. REV Group trades on the NYSE under the symbol REVG. Investors-REVG

Forward-Looking Statements

This news release contains statements that the Company believes to be “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. This news release includes statements that express our opinions, expectations, beliefs, plans, objectives, assumptions or projections regarding future events or future results and therefore are, or may be deemed to be, “forward-looking statements.” These forward-looking statements can generally be identified by the use of forward-looking terminology, including the terms “believes,” “estimates,” “anticipates,” “expects,” “strives,” “goal,” “seeks,” “projects,” “intends,” “forecasts,” “plans,” “may,” “will” or “should” or, in each case, their negative or other variations or comparable terminology. They appear in a number of places throughout this news release and include statements regarding our intentions, beliefs, goals or current expectations concerning, among other things, our results of operations, financial condition, liquidity, prospects, growth, strategies and the industries in which we operate.

Our forward-looking statements are subject to risks and uncertainties, including those highlighted under “Risk Factors” and “Cautionary Statement on Forward-Looking Statements” in the Company’s annual report on Form 10-K, and in the Company’s subsequent quarterly reports on Form 10-Q, together with the Company’s other filings with the SEC, which risks and uncertainties may cause actual results to differ materially from those projected or implied by the forward-looking statement. Forward-looking statements are based on current expectations and assumptions and currently available data and are neither predictions nor guarantees of future events or performance. You should not place undue reliance on forward-looking statements, which only speak as of the date hereof. The Company does not undertake to update or revise any forward-looking statements after they are made, whether as a result of new information, future events, or otherwise, expect as required by applicable law.